UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

TAOWEAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

110 16th Street, Suite 1400 - 1024
Denver, Colorado 80202
(Address of principal executive offices, zip code)

(213) 683-8863 ext. 5
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TWAV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

7.01: Regulation FD Disclosure

A copy of the press release dated December 10, 2025, announcing the matters described in Item 8.01 of this Current Report on Form 8-K is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

8.01: Other Events

On December 10, 2025, TaoWeave, Inc. (the “Company”) issued a press release announcing that the Company's common stock began trading on the Nasdaq Capital Market under its new ticker symbol “TWAV” (the "Ticker Change"), effective at the market open on December 10, 2025. The Ticker Change followed the Company's name change, pursuant to the Certificate of Amendment to its Amended and Restated Certificate of Incorporation, filed with the Delaware Secretary of State on December 2, 2025.

The Company also announced the launch of its new corporate website at www.taoweave.ai, which provides investors with real-time visibility into the Company’s key valuation and treasury metrics, including TAO holdings, estimated treasury value, market capitalization, and market value to net asset value ratio. The site is designed to give shareholders a clear, always-on view of TaoWeave’s exposure to the Bittensor ecosystem and the decentralized AI sector.

The Company further updated investors on its Bittensor (TAO) position. On November 12, 2025, the Company reported holdings of 21,943 TAO tokens, with an estimated market value of approximately $8.0 million based on the then-current UTC closing price. Over the last 30 days, the Company has increased its TAO holdings to 24,382 tokens, reflecting continued execution of its TAO-exclusive treasury strategy.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated December 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAOWEAVE, INC.

December 11, 2025	By:	/s/ Peter Holst
Peter Holst
President & CEO